GOLDMAN SACHS TRUST
Goldman Sachs Fundamental Equity Growth Funds
Class A, Class C, Institutional, Service, Investor, Class R, Class R6 and Class P Shares of the
Goldman Sachs Large Cap Core Fund
(the “Fund”)
Supplement dated February 21, 2025, to the
Prospectuses, Summary Prospectuses and Statement of Additional Information (the “SAI”),
each dated December 29, 2024, as supplemented to date
IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY
Upon the recommendation of Goldman Sachs Asset Management, L.P., the Board of Trustees of Goldman Sachs Trust recently approved changes to the Fund’s name and non‑fundamental policy to invest at least 80% of its net assets in equity securities issued by large cap companies (“80% Policy”). The Fund’s name will change to the “Goldman Sachs Large Cap Equity Fund.” The Fund’s 80% Policy will be revised to reflect that the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in investments reflective of the Fund’s new name. These changes will be effective on April 30, 2025 (the “Effective Date”). These changes will not materially impact (i) the way in which the Fund is managed, (ii) the portfolio holdings of the Fund, or (iii) the Fund’s investment objective to seek long-term growth of capital.
Accordingly, on the Effective Date, the Fund’s Prospectuses, Summary Prospectuses and SAI are revised as follows:
All references in the Prospectuses, Summary Prospectuses and SAI to the “Goldman Sachs Large Cap Core Fund” are replaced with “Goldman Sachs Large Cap Equity Fund.”
The following replaces in its entirety the first paragraph of “Goldman Sachs Large Cap Equity Fund—Summary—Principal Strategy” in the Prospectuses and “Principal Strategy” in the Summary Prospectuses:
The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in equity securities issued by large‑cap companies. Large‑cap companies are companies with relatively large market capitalizations. As of November 29, 2024, large‑cap companies generally have public stock market capitalizations above $5 billion; however, this capitalization threshold will change over time and with market conditions. The Fund may also invest in securities below the then-existing large‑cap company capitalization threshold at the time of investment. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its Total Assets in foreign securities, including securities of issuers in countries with emerging markets or economies (“emerging countries”) and securities quoted in foreign currencies.
The following replaces in its entirety the first paragraph of “Investment Management Approach—Principal Investment Strategies— Large Cap Equity Fund” in the Prospectuses:
The Fund invests, under normal circumstances, at least 80% of its Net Assets in equity securities issued by large‑cap companies. Large‑cap companies are companies with relatively large market capitalizations. As of November 29, 2024, large‑cap companies generally have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) above $5 billion; however, this capitalization range will change over time and with market conditions. The Fund may also invest in securities below the then-existing large‑cap company capitalization threshold at the time of investment. If the market capitalization of an issuer held by the Fund moves below this threshold, the Fund may, but is not required to, sell the securities. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in companies that are considered by the Investment Adviser to be positioned for long-term growth. The Fund will invest in both value and growth companies. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its Total Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. Shareholders will be provided with sixty days’ notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.
This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

EQG1POLSTK 02‑25